UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2011

VOLCANO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-52045	33-0928885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3661 Valley Centre Drive, Suite 200 San Diego, California		92130
(Address of principal executive offices)		(Zip Code)

(800) 228-4728

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Restricted Stock Unit Awards

On April 14, 2011, independent members of the Board of Directors (the “Board”) of Volcano Corporation (the “Company”) approved the grant of the following restricted stock units (“RSUs”) to certain named executive officers of the Company. 25% of the RSUs granted will vest, if at all, each year on the anniversary of the grant date, subject to continued service through each such date, so that the award is fully vested on the fourth anniversary of the grant date.

The following table sets forth the restricted stock units granted to certain named executive officers:

Named Executive Officer	Title	Restricted Stock Units
R. Scott Huennekens	President and Chief Executive Officer	77,000
John T. Dahldorf	Chief Financial Officer and Secretary	23,000
David Sheehan	President, IVUS and FM Business	20,000
Michel E. Lussier	Group President, Advanced Imaging Systems, Scientific Affairs, and EMEA	20,000

The RSUs granted to certain named executive officers are evidenced by the Company’s standard forms of Restricted Stock Unit Grant Notice, Restricted Stock Unit Agreement (together, the “RSU Agreement”), which, together with the Company’s 2005 Equity Compensation Plan (the “Plan”), set forth the terms and conditions of the RSUs.

The foregoing is only a brief description of the material terms of the RSUs granted to the named executive officers above on April 14, 2011, does not purport to be complete and is qualified in its entirety by reference to the Plan, and the forms of RSU Agreement. A copy of the Plan, as amended and restated, is referenced in Exhibit 10.1 hereto and a copy of the form of RSU Agreement under the Plan is filed as Exhibit 10.2 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

No.	Description

10.1	Volcano Corporation Amended and Restated 2005 Equity Compensation Plan (as originally filed as Appendix A to the Company’s definitive proxy statement on Form DEF 14A, as filed with the Securities and Exchange Commission on June 2, 2009, and incorporated herein by reference).

10.2	Form of Restricted Stock Unit Grant Notice and Form of Restricted Stock Unit Agreement under the Volcano Corporation Amended and Restated 2005 Equity Compensation Plan (filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K (File No. 000-52045), as originally filed on February 11, 2010, and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLCANO CORPORATION

By:	/s/ Darin Lippoldt
Darin Lippoldt
Senior Vice President and General Counsel

Dated: April 15, 2011

Exhibit Index

No.	Description

10.1	Volcano Corporation Amended and Restated 2005 Equity Compensation Plan (as originally filed as Appendix A to the Company’s definitive proxy statement on Form DEF 14A, as filed with the Securities and Exchange Commission on June 2, 2009, and incorporated herein by reference).

10.2	Form of Restricted Stock Unit Grant Notice and Form of Restricted Stock Unit Agreement under the Volcano Corporation Amended and Restated 2005 Equity Compensation Plan (filed as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K (File No. 000-52045), as originally filed on February 11, 2010, and incorporated herein by reference).